Exhibit 99.2

Investor Supplement
Fourth Fiscal Quarter 2016
(Fiscal Year Ended September 30)

The financial statements and financial exhibits included herein are unaudited. These financial statements and exhibits should be read in conjunction with the Company's periodic reports on Form 10-K, Form 10-Q and Form 8-K.

Non-GAAP Financial Measures

This document contains non-GAAP financial measures to analyze the Company's operating performance for the periods presented. Because the Company's calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing the Company's non-GAAP financial measures to those of other companies.

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement
September 30, 2016

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - September 30, 2016
(unaudited)

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Consolidated Financial Highlights

	Three Months Ended					Twelve Months Ended
	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	September 30, 2016	September 30, 2015
	(Dollars in millions)
Revenues:
Premiums	$18	$21	$16	$15	$15	$70	$58
Net investment income	238	236	227	222	223	923	851
Net investment gains (losses)	26	(28)	(42)	63	(112)	19	(37)
Insurance and investment product fees and other	34	32	32	29	24	127	89
Total revenues	316	261	233	329	150	1,139	961

Net income	$30	$10	$9	$48	$30	$97	$118
Adjusted Operating Income ("AOI")	$40	$48	$43	$31	$42	$162	$118

Per Unrestricted Common Shares Amounts:
Basic:
Net income	$0.52	$0.16	$0.16	$0.82	$0.52	$1.67	$2.03
AOI	$0.69	$0.82	$0.74	$0.53	$0.72	$2.78	$2.03
Diluted:
Net income	$0.52	$0.16	$0.16	$0.82	$0.51	$1.66	$2.02
AOI	$0.69	$0.82	$0.73	$0.53	$0.72	$2.77	$2.02

Dividends paid to shareholders per share	$0.065	$0.065	$0.065	$0.065	$0.065	$0.260	$0.260

At Period End
Cash and cash equivalents	$864	$719	$496	$568	$502	$864	$502
Total investments	$21,025	$20,548	$19,580	$18,953	$19,094	$21,025	$19,094
Total assets	$27,035	$26,338	$25,499	$25,031	$24,925	$27,035	$24,925
Contractholder funds	$19,251	$18,874	$18,295	$17,961	$17,770	$19,251	$17,770
Future policy benefits	$3,467	$3,466	$3,463	$3,473	$3,468	$3,467	$3,468
Debt (including revolving credit facility)	$400	$300	$300	$300	$300	$400	$300
Total equity	$1,934	$1,782	$1,511	$1,399	$1,502	$1,934	$1,502
Total equity excluding AOCI	$1,495	$1,477	$1,468	$1,461	$1,414	$1,495	$1,414
Common shares issued and outstanding	58.96	58.96	58.96	58.96	58.87	58.96	58.87

GAAP book value per share	$32.80	$30.22	$25.63	$23.73	$25.51	$32.80	$25.51
GAAP book Value per Share excluding AOCI	$25.36	$25.05	$24.90	$24.78	$24.02	25.36	24.02
Debt to total Capitalization excluding AOCI	21.1%	16.9%	17.0%	17.0%	17.5%	21.1%	17.5%
Return on average shareholders' equity	8.1%	2.7%	2.5%	13.4%	8.6%	6.6%	9.0%
Statutory book value per share(1)	$22.39	$21.23	$21.28	$21.13	$20.79	22.39	20.79
Statutory book value per share excluding IMR and AVR(1)	$32.20	$31.35	$31.43	$31.55	$31.40	32.20	31.40
(1) The statutory book value per share and the statutory book value per share excluding interest maintenance reserve ("IMR") and asset valuation reserve ("AVR") are estimates due to the timing of the filing of statutory statements and are prepared consistent with the presentation of the statutory financial statements in the combined annual statement.

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - September 30, 2016
(unaudited)

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(In millions, except per share data)

	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015
ASSETS
Investments:
Fixed maturity securities, available-for-sale, at fair value (amortized cost: September 30, 2016 - $18,521; September 30, 2015 - $17,622)	$19,411	$18,972	$18,057	$17,428	$17,746
Equity securities, available-for-sale, at fair value (amortized cost: September 30, 2016 - $640; September 30, 2015 - $597)	683	645	620	637	620
Derivative investments	276	216	158	145	82
Commercial mortgage loans	595	622	613	616	491
Other invested assets	60	93	132	127	155
Total investments	21,025	20,548	19,580	18,953	19,094
Related party loans	71	72	76	81	78
Cash and cash equivalents	864	719	496	568	502
Accrued investment income	214	192	209	181	191
Reinsurance recoverable	3,464	3,476	3,512	3,552	3,579
Intangibles, net	1,026	1,048	1,170	1,162	988
Deferred tax assets	—	84	228	286	228
Other assets	371	199	228	248	265
Total assets	$27,035	$26,338	$25,499	$25,031	$24,925

LIABILITIES AND SHAREHOLDERS' EQUITY
Contractholder funds	$19,251	$18,874	$18,295	$17,961	$17,770
Future policy benefits	3,467	3,466	3,463	3,473	3,468
Funds withheld for reinsurance liabilities	1,172	1,190	1,210	1,251	1,267
Liability for policy and contract claims	55	45	51	64	55
Debt	300	300	300	300	300
Revolving credit facility	100	—	—	—	—
Deferred tax liability	10	—	—	—	—
Other liabilities	746	681	669	583	563
Total liabilities	25,101	24,556	23,988	23,632	23,423

Shareholders' equity:
Preferred stock ($.01 par value, 50,000,000 shares authorized, no shares issued at September 30, 2016 and September 30, 2015)	—	—	—	—	—
Common stock ($.01 par value, 500,000,000 shares authorized, 58,956,127 issued and outstanding at September 30, 2016; 58,870,823 shares issued and outstanding at September 30, 2015)	1	1	1	1	1
Additional paid-in capital	714	723	720	718	714
Retained earnings	792	765	759	754	710
Accumulated other comprehensive income	439	305	43	(62)	88
Treasury stock, at cost (537,613 shares at September 30, 2016; 512,391 shares at September 30, 2015)	(12)	(12)	(12)	(12)	(11)
Total shareholders' equity	1,934	1,782	1,511	1,399	1,502
Total liabilities and shareholders' equity	$27,035	$26,338	$25,499	$25,031	$24,925

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - September 30, 2016
(unaudited)

Quarterly Summary - Most Recent 5 Quarters

	Three Months Ended					Twelve Months Ended
	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	September 30, 2016	September 30, 2015
	(Dollars in millions)
Revenues:
Traditional life insurance premiums	$11	$10	$11	$10	$11	$42	$43
Life contingent immediate annuity	7	11	5	5	4	28	15
Net investment income	238	236	227	222	223	923	851
Net investment gains	26	(28)	(42)	63	(112)	19	(37)
Surrender charges	8	5	5	4	5	22	19
Cost of insurance fees and other income	26	27	27	25	19	105	70
Total revenues	316	261	233	329	150	1,139	961
Benefits and expenses:
Traditional life insurance policy benefits and change in future policy benefits	18	18	16	18	18	70	74
Life contingent immediate annuity benefits and changes in future policy benefits	25	31	21	32	30	109	95
Interest sensitive and index product benefits and changes in future policy benefits	163	167	151	131	56	612	409
General expenses	30	26	25	26	29	107	106
Acquisition expenses	89	88	75	73	64	325	298
Deferred acquisition costs ("DAC")	(83)	(86)	(73)	(71)	(63)	(313)	(291)
Amortization of intangibles	20	(4)	(3)	41	(33)	54	64
Total benefits and expenses	262	240	212	250	101	964	755
Operating income	54	21	21	79	49	175	206
Interest expense	(5)	(5)	(6)	(6)	(6)	(22)	(24)
Income before income taxes	49	16	15	73	43	153	182
Income tax expense	19	6	6	25	13	56	64
Net income	$30	$10	$9	$48	$30	$97	$118

Net income per common share:

Basic	$0.52	$0.16	$0.16	$0.82	$0.52	$1.67	$2.03
Diluted	$0.52	$0.16	$0.16	$0.82	$0.51	$1.66	$2.02
Weighted average common shares used in computing net income per common share:
Basic	$58.26	58.31	58.31	58.22	58.09	58.28	58.12
Diluted	$58.35	58.66	58.61	58.54	58.42	58.58	58.36

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - September 30, 2016
(unaudited)

Reconciliation from Net Income to Adjusted Operating Income ("AOI ")

	Three Months Ended					Twelve Months Ended
	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	September 30, 2016	September 30, 2015
	(Dollars in millions, except per share data)
Net income	$30	$10	$9	$48	$30	$97	$118
Adjustments to arrive at AOI:
Effect of investment losses (gains), net of offsets (a)	5	5	(5)	4	12	9	13
Effect of change in FIA embedded derivative discount rate, net of offsets (a)	(7)	28	43	(10)	35	54	56
Effect of change in fair value of reinsurance related embedded derivative, net of offsets (a)	17	26	14	(20)	(29)	37	(69)
Effects of class action litigation reserves, net of offsets (a)	—	—	—	—	—	—	(1)
Tax impact of adjusting items	(5)	(21)	(18)	9	(6)	(35)	1
AOI	$40	$48	$43	$31	$42	$162	$118

Per diluted common share:
Net income	$0.52	$0.16	$0.16	$0.82	$0.51	$1.66	$2.02
Adjustments to arrive at AOI:
Effect of investment (gains) losses, net of offsets (a)	0.09	0.09	(0.09)	0.07	0.21	0.16	0.22
Effect of change in FIA embedded derivative discount rate, net of offsets (a)	(0.12)	0.48	0.73	(0.17)	0.60	0.92	0.96
Effect of change in fair value of reinsurance related embedded derivative, net of offsets (a)	0.29	0.44	0.24	(0.34)	(0.50)	0.63	(1.18)
Effects of class action litigation reserves, net of offsets (a)	—	—	—	—	—	—	(0.02)
Tax impact of adjusting items	(0.09)	(0.35)	(0.31)	0.15	(0.10)	(0.60)	0.02
AOI per diluted share	$0.69	$0.82	$0.73	$0.53	$0.72	$2.77	$2.02

(a) Amounts are net of offsets related to value of business acquired ("VOBA") and deferred acquisition cost ("DAC") amortization.

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - September 30, 2016
(unaudited)

NON-GAAP FINANCIAL MEASURES
AOI
AOI is a non-GAAP economic measure we use to evaluate financial performance each period. AOI is calculated by adjusting net income to eliminate (i) the impact of net investment gains including other than temporary impairment ("OTTI") losses recognized in operations, but excluding gains and losses on derivatives hedging our indexed annuity policies, (ii) the effect of changes in the interest rates used to discount the FIA embedded derivative liability, (iii) the effect of change in fair value of the reinsurance related embedded derivative and (iv) the effect of class action litigation reserves. All adjustments to AOI are net of the corresponding VOBA and DAC. The income tax impact related to these adjustments is measured using an effective tax rate of 35%, as appropriate. While these adjustments are an integral part of the overall performance of FGL, market conditions impacting these items can overshadow the underlying performance of the business. Accordingly, we believe using a measure which excludes their impact is effective in analyzing the trends of our operations. Our non-GAAP measures may not be comparable to similarly titled measures of other organizations because other organizations may not calculate such non-GAAP measures in the same manner as we do.

Sales
Sales are not derived from any specific GAAP income statement accounts or line items and should not be viewed as a substitute for any financial measure determined in accordance with GAAP. For GAAP purposes annuity sales are recorded as deposit liabilities (i.e. contract holder funds). Management believes that presentation of sales as measured for management purposes enhances the understanding of our business and helps depict longer term trends that may not be apparent in the results of operations due to the timing of sales and revenue recognition.
While management believes that non-GAAP measurements are useful supplemental information, such adjusted results are not intended to replace GAAP financial results and should be read in conjunction with those GAAP results.

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - September 30, 2016
(unaudited)

Summary of Adjustments to Arrive at AOI

	Three Months Ended					Twelve Months Ended
	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	September 30, 2016	September 30, 2015
	(Dollars in millions)
Revenue:
Net investment gains (a)	$29	$44	$11	$(21)	$(23)	$63	$(70)
Increase (decrease) in total revenues	29	44	11	(21)	(23)	63	(70)

Benefits and expenses:
Benefits and other changes in policy reserves (b)	(16)	53	80	(19)	61	97	83
Acquisition and operating expenses, net of deferrals (c)	—	—	—	—	1	—	—
Amortization of intangibles	2	(38)	(39)	14	(21)	(60)	(13)
(Decrease) increase in total benefits and expenses	(14)	15	41	(5)	41	37	70

Increase (decrease) in pre-tax operating income	15	59	52	(26)	18	100	—

(Decrease) increase in income tax expense	(5)	(21)	(18)	9	(6)	(35)	—
(Decrease) increase in net income	$10	$38	$34	$(17)	$12	$65	$—

(a) Net investment gains: includes the effects of net investment gains and change in fair value of the reinsurance related embedded derivative.
(b) Benefits and other changes in policy reserves: includes the effects of the change in fair value of the FIA embedded derivative discount rate.
(c) Acquisition and operating expenses: includes the effects of the class action litigation reserve.

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - September 30, 2016
(unaudited)

AOI Analysis

Each quarterly reporting period, we identify notable items that explain the trends in our AOI.  These items are infrequent in nature or involve accounting volatility under general accepted accounting principles. The amounts below are included in disclosures within the Company's earnings releases to explain our AOI results.  We believe that understanding these items provides further clarity to the financial performance of the business.

	Three Months Ended					Twelve Months Ended
	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	September 30, 2016	September 30, 2015
	(Dollars in millions)
AOI	$40	$48	$43	$31	$42	$162	$118
Notable Items Included within AOI [(unfavorable)/favorable]
Legacy incentive compensation (a)	(2)	1	—	(1)	(1)	(2)	(5)
Project expenses (b)	—	(1)	(1)	(2)	(2)	(4)	(5)
Single premium immediate annuities ("SPIA") mortality & other reserve adjustments (c)	—	4	5	(3)	(5)	7	(4)
Assumption review & DAC unlocking (d)	5	7	4	2	14	17	14
Other, including bond prepayment income & tax valuation allowance (e)	1	2	2	1	2	6	2

(a) Change in the liability for our FGLH stock compensation plan, which as a liability plan, is settled in cash and accounted for at fair value each reporting period. Also, in the 4th fiscal quarter of 2016 reflects Performance Restricted Stock Unit (PRSU) fair value adjustment, shifting from equity to liability classification for settlement of vested awards in cash.
(b) Expenses associated with corporate development activities, including mergers & acquisitions.
(c) The release of annuity reserves associated with mortality of annuitants which varies due to timing, volume and severity of experience, and other reserve adjustments.
(d) Annually in the 4th fiscal quarter, we complete our Annual Assumption Review & DAC Unlocking process by adjusting our valuation assumptions to align with actual experience. Also includes unlocking in other quarters from updating our DAC amortization models for actual experience and equity market fluctuations.
(e) Changes in the Company’s deferred tax valuation allowance, receipt of bond prepayment income and other net favorable activity.

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - September 30, 2016
(unaudited)

Capitalization/Book Value per Share

	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015
	(Dollars in millions, except per share data)
Capitalization:
Debt	$400	$300	$300	$300	$300
Total debt	400	300	300	300	300
Total shareholders' equity	1,934	1,782	1,511	1,399	1,502
Total capitalization	2,334	2,082	1,811	1,699	1,802
AOCI	439	305	43	(62)	88
Total capitalization excluding AOCI (a)	$1,895	$1,777	$1,768	$1,761	$1,714

Total shareholders' equity	1,934	1,782	1,511	1,399	1,502
AOCI	439	305	43	(62)	88
Total shareholders' equity excluding AOCI (a)	$1,495	$1,477	$1,468	$1,461	$1,414

Common shares outstanding	58.96	58.96	58.96	58.96	58.87

Book Value per Share: (b)
GAAP book value per share including AOCI	$32.80	$30.22	$25.63	$23.73	$25.51
GAAP book value per share excluding AOCI (a)	$25.36	$25.05	$24.90	$24.78	$24.02

	Twelve months ended
Twelve Month Rolling Average Return on Equity ("ROE")	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015
Return on Shareholders' Equity (c)
Return on average shareholders' equity, excluding AOCI (c)	6.6%	6.7%	12.3%	11.0%	8.8%

Return on Shareholders' Equity - AOI (d)
Adjusted operating ROE, excluding AOCI (d)	11.1%	11.4%	10.0%	8.8%	8.7%

	Three months ended
Quarterly Average ROE	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015
Return on average shareholders' equity, excluding AOCI (c)	8.1%	2.7%	2.5%	13.4%	8.6%
Adjusted operating ROE, excluding AOCI (d)	10.8%	13.1%	11.7%	8.6%	12.0%

Debt-to-Capital Ratios: (e)
Long-term debt/Total capitalization excluding AOCI	21.1%	16.9%	17.0%	17.0%	17.5%

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - September 30, 2016
(unaudited)

(a) Total capitalization, total stockholders’ equity and book value per share excluding AOCI (a non-GAAP financial measure) are based on stockholders’ equity excluding the effect of AOCI. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, we believe these non-GAAP financial measures provide useful supplemental information.
(b) Book value per share including and excluding AOCI is calculated as total stockholders’ equity and total stockholders’ equity excluding AOCI divided by the total number of shares of common stock outstanding.
(c) Return on Equity, excluding AOCI is a non-GAAP financial measure. It is calculated by dividing net income by total average equity excluding AOCI. Average equity excluding AOCI for the twelve months rolling, is the average of 5 points throughout the period and for the quarterly average equity is calculated using the beginning and ending equity for the period. For periods less than a full fiscal year, amounts disclosed in the table are annualized.
(d) Adjusted Operating ROE, excluding AOCI is a non-GAAP financial measure. It is calculated by dividing AOI by total average equity excluding AOCI. Average equity excluding AOCI for the twelve months rolling, is the average of 5 points throughout the period and for the quarterly average equity is calculated using the beginning and ending equity for the period. For periods less than a full fiscal year, amounts disclosed in the table are annualized.
(e) Debt-to-capital ratios are computed using total capitalization excluding AOCI. Adjusted debt includes the total senior unsecured debentures.

Financial Strength Ratings

	S&P	A.M. Best	Moody's	Fitch

Fidelity and Guaranty Life Insurance Company	BBB-	B++	Baa3	BBB
Fidelity and Guaranty Life Insurance Company of New York	BBB-	B++	Not Rated	BBB
Rating agency outlook	CreditWatch Developing	Under Review With Developing Implications	Positive	Stable
*Reflects current ratings and outlooks as of date of filing

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - September 30, 2016
(unaudited)

Net Investment Spread Results

(Dollars in millions)	Three Months Ended		Twelve Months Ended
	September 30, 2016	September 30, 2015	September 30, 2016	September 30, 2015
Yield on average assets under management "AAUM" (at amortized cost)	4.90%	4.92%	4.92%	4.80%
Less: Interest credited and option cost	(2.63)%	(2.72)%	(2.65)%	(2.83)%
Total net investment spread - All product lines	2.27%	2.20%	2.27%	1.97%

FIA net investment spread	2.98%	2.95%	2.97%	2.90%

Investment book yield - bonds purchased during the period (b)	4.83%	5.13%	5.35%	4.92%

AAUM (a)	$19,381	$18,114	$18,738	$17,722

(a) AAUM is a non-GAAP measure and is the sum of (i) total invested assets at amortized cost, excluding derivatives; and including (ii) related party loans and investments and (iii) cash and cash equivalents at the end of each month in the period divided by the number of months in the period.
(b) Investment book yield on bonds purchased during the period excludes yield on short-term treasuries and cash and cash equivalents.

Sales Results by Product

(Dollars in millions)	Three Months Ended					Twelve Months Ended
	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	September 30, 2016	September 30, 2015
Fixed index annuities ("FIA")	$482	$495	$418	$437	$424	1,832	2,179
Fixed rate annuities ("MYGA")	121	180	183	52	10	536	287
Institutional spread based (a)	—	157	—	—	—	157	—
Total Annuity	$603	$832	$601	$489	$434	$2,525	$2,466
Index universal life	17	15	11	13	11	56	35
Total Sales	$620	$847	$612	$502	$445	$2,581	$2,501
(a) Institutional spread based product sales from funding agreement investment contracts issued with the Federal Home Loan Bank and held in our separate account.

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - September 30, 2016
(unaudited)

Annuity Account Balance Rollforward (a)

(Dollars in millions)	Three months ended
	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015
Account balances at beginning of period:	$14,935	$14,599	$14,330	$14,154	$14,000
Net deposits	598	687	608	507	435
Premium and interest bonuses	10	11	11	12	9
Fixed interest credited and index credits	81	45	41	66	75
Guaranteed product rider fees	(12)	(14)	(14)	(13)	(8)
Surrenders, withdrawals, deaths, etc.	(362)	(393)	(377)	(396)	(357)
Account balance at end of period	$15,250	$14,935	$14,599	$14,330	$14,154
(a) The rollforward reflects the account balance of our fixed index annuities and fixed rate annuities.

Annuity Deposits by Product Type

	Three Months Ended		Twelve Months Ended
Product Type	September 30, 2016	September 30, 2015	September 30, 2016	September 30, 2015
	(Dollars in millions)
Fixed index annuities:
Index strategies	$388	$354	$1,502	$1,886
Fixed strategy	98	72	359	300
	486	426	1,861	2,186

Fixed rate annuities:
Single-year rate guaranteed	—	5	4	35
Multi-year rate guaranteed	111	5	535	248

Total before coinsurance ceded	597	436	2,400	2,469
Coinsurance ceded	—	1	1	74
Net after coinsurance ceded	$597	$435	$2,399	$2,395

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - September 30, 2016
(unaudited)

Surrender Charge Protection and Account Values by Product Type
Annuity Surrender Charges and Account Values (net of reinsurance) at September 30, 2016:

	Surrender Charge			Net Account Value
Product Type	Avg. Years at Issue	Avg. Years Remaining	Avg. % Remaining	Dollars in millions	%
Fixed index annuities	11	6	8%	$12,092	79%
Single-year rate guaranteed	10	1	1%	622	4%
Multi-year rate guaranteed	5	3	7%	2,536	17%
Total				$15,250	100%

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - September 30, 2016
(unaudited)

Annuity Liability Characteristics

	Fixed Annuities Account Value	Fixed Index Annuities Account Value
	(Dollars in millions)
SURRENDER CHARGE PERCENTAGES:
No surrender charge	$598	$1,773
0.0% < 2.0%	43	224
2.0% < 4.0%	120	536
4.0% < 6.0%	514	559
6.0% < 8.0%	976	1,249
8.0% < 10.0%	861	2,550
10.0% or greater	46	5,201
	$3,158	$12,092

	Fixed and Fixed Index Annuities Account Value	Weighted Average Surrender Charge
	(Dollars in millions)
SURRENDER CHARGE EXPIRATION BY YEAR:
Out of Surrender Charge	$2,394	—%
2016	203	3%
2017 - 2018	2,441	5%
2019 - 2020	1,769	7%
2021 - 2022	1,964	8%
Thereafter	6,479	11%
	$15,250	7%

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - September 30, 2016
(unaudited)

	Fixed Annuities Account Value	Fixed Index Annuities Account Value
	(Dollars in millions)
CREDITED RATE (INCLUDING BONUS INTEREST) VS. ULTIMATE MINIMUM GUARANTEED RATE DIFFERENTIAL:
No differential	$1,062	$1,164
0.0% - 1.0%	431	1,170
1.0% - 2.0%	284	75
2.0% - 3.0%	1,325	14
3.0% - 4.0%	56	—
Allocated to index strategies	—	9,669
	$3,158	$12,092

FIXED INDEX ANNUITIES ACCOUNT VALUE - INDEX STRATEGIES

Monthly Average, Point to Point and Gain Trigger Strategies with Cap

	Minimum Guaranteed Cap
	1%	2%	3%	5%	6%
Current Cap	(Dollars in millions)
At minimum	$—	$—	$1,199	$727	$—
2-3%	278	—	—	—	—
3-4%	752	—	459	—	—
4-5%	420	—	660	—	—
5-6%	67	—	324	10	—
6-7%	25	2	40	1	4
7% +	55	20	155	—	67
Total:	$1,597	$22	$2,837	$738	$71

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - September 30, 2016
(unaudited)

Monthly Point-to-Point with Cap

Minimum Guaranteed Cap 1%
Current Cap	(Dollars in millions)
At minimum	$892
1% to 2%	1,942
2% to 3%	975
3% +	262
Total:	$4,071

3 Year Step Forward with Cap

	Minimum Guaranteed Cap 5%	Minimum Guaranteed Cap 5%
Current Cap	(Dollars in millions)	(Dollars in millions)
At minimum	—	$18
5% to 7%	—	54
7% to 9%	—	42
9% to 11%	6	21
11% to 13%	—	10
13% +	—	—
Total:	$6	$145

There is an additional $182 million Account Value allocated to strategies not listed above. Of this $182 million, $15 million is at the guaranteed rates.

Summary of Invested Assets by Asset Class

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - September 30, 2016
(unaudited)

(Dollars in millions)	September 30, 2016			September 30, 2015
	Amortized Cost	Fair Value	Percent	Amortized Cost	Fair Value	Percent
Fixed maturity securities, available for sale:
United States Government full faith and credit	$233	$243	1%	$233	$244	1%
United States Government sponsored entities	112	115	1%	134	137	1%
United States municipalities, states and territories	1,515	1,717	8%	1,520	1,608	8%
Corporate securities:
Finance, insurance and real estate	5,084	5,463	26%	4,272	4,446	23%
Manufacturing, construction and mining	847	863	4%	867	772	4%
Utilities, energy and related sectors	1,811	1,881	9%	1,893	1,849	10%
Wholesale/retail trade	1,205	1,277	6%	1,018	1,027	5%
Services, media and other	1,765	1,856	9%	1,483	1,436	8%
Hybrid securities	1,356	1,386	7%	1,211	1,214	6%
Non-agency residential mortgage backed securities	1,215	1,247	6%	1,965	2,025	11%
Commercial mortgage backed securities	850	864	4%	878	882	5%
Asset backed securities	2,528	2,499	12%	2,148	2,106	11%
Equity securities	640	683	3%	597	620	3%
Commercial mortgage loans	595	614	3%	491	490	3%
Other (primarily derivatives and loan participations)	281	334	1%	382	235	1%
Total	$20,037	$21,042	100%	19,092	$19,091	100%

Credit Quality of Fixed Maturity Securities at September 30, 2016

NAIC Designation	Fair Value	Percent	Rating Agency Rating	Fair Value	Percent
	(Dollars in millions)			(Dollars in millions)
1	$10,678	55%	AAA	$1,509	8%
2	7,534	39%	AA	1,933	10%
3	866	5%	A	5,126	27%
4	255	1%	BBB	8,404	43%
5	75	—%	BB	1,017	5%
6	3	—%	B and below	1,422	7%
	$19,411	100%		$19,411	100%

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - September 30, 2016
(unaudited)

Managed and Direct Related Party Investments

(Dollars in Millions)		September 30, 2016
Type	Balance Sheet Classification	Amortized Cost	Fair Value
Investments managed by related parties:
Salus collateralized loan obligations	Fixed maturities, available-for-sale	$19	$19
Fortress Investment Group collateralized loan obligations	Fixed maturities, available-for-sale	231	225
Salus participations (a)	Other invested assets	21	21
	Total investments managed by related parties	$271	$265

Direct investment in related parties:
HGI energy loan	Related party loans	72	71
Salus preferred equity	Equity securities, available-for-sale	3	3
	Total direct investment in related parties	$75	$74

Assets above included in FSRCI Funds withheld portfolio:
Fortress Investment Group collateralized loan obligations	Fixed Maturities, available-for-sale	19	18
HGI energy loan	Related Party Loans	72	71
Salus collateralized loan obligations	Fixed Maturities, available-for-sale	1	1
Salus participations	Other Invested Assets	2	2
Salus preferred equity	Equity securities, available-for-sale	3	3
	Total assets included in FSRCI Funds withheld portfolio	$97	$95

(a) Includes loan participations with 4 different borrowers with an average loan fair value of $5 as of September 30, 2016.

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - September 30, 2016
(unaudited)

Summary of Residential Mortgage Backed Securities by Collateral Type and NAIC Designation

	September 30, 2016
Collateral Type	Principal Amount	Amortized Cost	Fair Value
	(Dollars in millions)
Total by collateral type
Government agency	$107	$112	$115
Prime	240	206	208
Subprime	365	313	322
Alt-A	934	696	717
	$1,646	$1,327	$1,362
Total by NAIC designation
1	$1,623	$1,306	$1,343
2	2	2	2
3	6	5	5
4	8	8	7
5	7	6	5
	$1,646	$1,327	$1,362

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - September 30, 2016
(unaudited)

Top 10 Holdings by Issuers

(Dollars in millions)	September 30, 2016
Issuer (a):	Fair Value	Percentage of Total Invested Assets
Wells Fargo & Company	$161	0.8%
AT&T Inc.	145	0.7%
Metropolitan Transportation Authority (NY)	125	0.6%
Goldman Sachs Group, Inc.	115	0.5%
General Electric Company	115	0.5%
JP Morgan Chase & Co.	109	0.5%
Nationwide Mutual Insurance Company	98	0.5%
Entergy Corp	93	0.4%
Metlife, Inc.	89	0.4%
Rabobank Nederland	89	0.4%
(a) Issuers excluding U.S. Governmental securities and any securities held in our funds withheld portfolio.

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - September 30, 2016
(unaudited)

Reinsurance Counterparty Risk Top 5 Reinsurers

(Dollars in millions)		Financial Strength Rating
Parent Company/Principal Reinsurers	Reinsurance Recoverable (a)	AM Best	S&P	Moody's
Wilton Reinsurance	$1,523	A	Not Rated	Not Rated
Front Street Re	1,120	Not Rated	Not Rated	Not Rated
Scottish Re	153	Not Rated	Not Rated	Not Rated
Security Life of Denver	143	A	A	A2
London Life	104	A	Not Rated	Not Rated

(a) Reinsurance recoverables do not include unearned ceded premiums that would be recovered in the event of early termination of certain traditional life policies.

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - September 30, 2016
(unaudited)

Shareholder Information

Corporate Offices:
Fidelity & Guaranty Life
Two Ruan Center
601 Locust Street, 14th Floor
Des Moines, IA  50309

Investor Contact:
Lisa Foxworthy-Parker
Fidelity & Guaranty Life
Lisa.Parker@fglife.com
515-330-3307

Media Contact:
Sard Verbinnen & Co
Jamie Tully or David Millar, 212-687-8080

Common stock and Dividend Information:
New York Stock Exchange symbol: "FGL"

	High	Low	Close	Dividend Declared
FY2016
First Quarter	$27.87	$24.01	$25.37	$0.065
Second Quarter	$26.55	$23.99	$26.24	$0.065
Third Quarter	$26.49	$22.17	$23.18	$0.065
Fourth Quarter	$24.30	$21.42	$23.19	$0.065

Transfer Agent
American Stock Transfer & Trust
59 Maiden Lane, Plaza Level
New York, NY 10038
Phone: (800) 937-5449
Fax: (718) 236-2641
http://www.amstock.com

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - September 30, 2016
(unaudited)

Research Analyst Coverage

Jimmy Bhullar
J.P. Morgan
(212) 622-6397
jimmy.s.bhullar@jpmorgan.com

Mark Dwelle
RBC Capital Markets
(804) 782-4008
Mark.Dwelle@rbccm.com

John Barnidge
Sandler O'Neill + Partners
(312) 281-3412
jbarnidge@sandleroneill.com